Putnam Pennsylvania Tax Exempt Income Fund
The fund's portfolio
2/29/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
COP — Certificates of Participation
FRN — Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.15% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.2%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	$1,250,000	$1,593,650

			1,593,650
Guam (1.1%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	785,000	947,432
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40 (Prerefunded 7/1/20)	A-	450,000	457,236
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, U.S. Govt. Coll., 5.50%, 10/1/40 (Prerefunded 10/1/20)	Baa2	350,000	359,461

			1,764,129
Indiana (1.7%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	2,250,000	2,754,225

			2,754,225
Minnesota (0.3%)
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic), Ser. B, 1.14%, 11/15/38	VMIG 1	500,000	500,000

			500,000
Pennsylvania (94.5%)
Allegheny Cnty., G.O. Bonds, Ser. C-77, 4.00%, 11/1/34	Aa3	900,000	1,070,271
Allegheny Cnty., Arpt. Auth. Rev. Bonds, (Pittsburgh Intl. Arpt.), Ser. A-1, 5.00%, 1/1/28 (Prerefunded 1/1/22)	A-	1,000,000	1,071,690
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	500,000	511,475
(Chatham U.), Ser. A, 5.00%, 9/1/20	BBB-	1,180,000	1,200,803
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 10/15/31	A1	1,000,000	1,061,830
Allegheny Cnty., Sanitation Auth. Rev. Bonds, AGM, 5.00%, 12/1/25	AA	250,000	308,993
Beaver Cnty., Hosp. Auth. Rev. Bonds, (Heritage Valley Hlth. Syst., Inc.), 5.00%, 5/15/26 (Prerefunded 5/15/21)	A2	1,000,000	1,049,180
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds, (St. Luke's U. Health Network), 4.00%, 8/15/39	A3	1,500,000	1,714,965
Cap. Region Wtr. Rev. Bonds, (Swr. Syst.), 5.00%, 7/15/42	A+	2,000,000	2,436,620
Centennial, School Dist. Bucks Cnty. G.O. Bonds, Ser. A
5.00%, 12/15/35	Aa2	700,000	876,470
5.00%, 12/15/34	Aa2	775,000	973,307
5.00%, 12/15/33	Aa2	660,000	831,072
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount Nittany Med. Ctr.), Ser. A
5.00%, 11/15/46	A+	500,000	580,560
5.00%, 11/15/41	A+	800,000	939,032
Chester Cnty., G.O. Bonds, 5.00%, 7/15/36	Aaa	750,000	929,018
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	225,000	250,693
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB-	400,000	448,420
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Baa3	1,000,000	1,098,960
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master Settlement Payment Bonds)
5.00%, 6/1/34	A1	1,000,000	1,258,340
5.00%, 6/1/33	A1	1,000,000	1,261,570
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	558,785
(Dickinson College), 5.00%, 11/1/32	A+	1,000,000	1,102,000
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	700,000	817,166
(Penn State Hlth.), 4.00%, 11/1/44	A1	1,500,000	1,722,435
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	1,500,000	1,677,075
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds, (Dauphin Cons. Wtr. Supply), Ser. A, 6.90%, 6/1/24	A	1,000,000	1,208,730
Doylestown, Hosp. Auth. Rev. Bonds, (Doylestown Hosp.), Ser. A
5.00%, 7/1/41	Baa2	600,000	695,754
5.00%, 7/1/25	BBB-	500,000	554,770
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.)
5.00%, 7/1/34	Baa3	200,000	227,160
5.00%, 7/1/30	Baa3	410,000	456,556
Erie, City School Dist. G.O. Bonds, Ser. A, AGM
5.00%, 4/1/34	AA	825,000	1,055,249
4.00%, 4/1/33	AA	1,150,000	1,353,010
Erie, Higher Ed. Bldg. Auth. Rev. Bonds, (Gannon U.)
Ser. A, 5.375%, 5/1/30	BBB+	1,000,000	1,006,220
5.00%, 5/1/34	BBB+	750,000	873,113
Erie, Wtr. Auth. Rev. Bonds
5.00%, 12/1/43	A2	1,000,000	1,205,280
Ser. A, AGM, 5.00%, 12/1/43	AA	1,000,000	1,261,650
Ser. D, BAM, 4.00%, 12/1/44	AA	1,000,000	1,179,880
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds, (Chambersburg Hosp.), U.S. Govt. Coll., 5.375%, 7/1/42 (Prerefunded 7/1/20)	AA-/F	2,000,000	2,029,740
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.), Ser. A-2, 5.00%, 2/15/39	AA	2,155,000	2,631,600
Indiana Cnty., Indl. Dev. Auth. Rev. Bonds, (Student Co-op Assn., Inc.), 5.00%, 5/1/33	A-	1,000,000	1,069,310
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	1,500,000	1,660,920
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds
(Landis Homes Retirement Cmnty.), Ser. A, 5.00%, 7/1/45	BBB-/F	1,000,000	1,101,380
(St. Anne's Retirement Cmnty.), 5.00%, 3/1/45	BB+/F	500,000	578,705
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), 5.125%, 7/1/37	BB+/F	300,000	343,554
(Masonic Villages of the Grand Lodge of PA), 5.00%, 11/1/35	A	1,000,000	1,147,690
Lancaster Cnty., Hosp. Auth. VRDN, (Masonic Homes), Ser. D, 1.22%, 7/1/34	A-1	480,000	480,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A
5.00%, 6/15/44	BB+/F	1,235,000	1,422,387
5.00%, 6/15/38	BB+/F	1,110,000	1,291,785
Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev. Bonds, (Saint Anne's Retirement Cmnty., Inc.), 5.00%, 4/1/27	BB+/F	1,000,000	1,060,530
Lancaster, G.O. Bonds, AGM, 4.00%, 11/1/46	AA	1,000,000	1,111,430
Lancaster, Indl. Dev. Auth. Rev. Bonds
(Garden Spot Village Oblig. Group), 5.375%, 5/1/28 (Prerefunded 5/1/23)	AAA/P	500,000	571,425
(Willow Valley Communities), 4.00%, 12/1/49	A/F	1,550,000	1,724,778
Langhorne Manor Boro., Higher Edl. & Hlth. Auth. Rev. Bonds, (Woods Svcs.), 5.00%, 11/15/22	A-	1,015,000	1,110,055
Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds, (Lehigh Valley Hlth. Network), Ser. A, 5.00%, 7/1/30	A+	350,000	425,345
Lehigh Cnty., Indl. Dev. Auth.
Mandatory Put Bonds (9/2/22), (Elec. Util. Corp.) Ser. A, 1.80%, 9/1/29	A1	1,000,000	1,013,730
Mandatory Put Bonds (8/15/22), (Elec. Util. Corp.) Ser. B, 1.80%, 2/15/27	A1	1,000,000	1,017,870
Lycoming Cnty., Auth. Rev. Bonds, 5.00%, 5/1/26	A	1,000,000	1,077,010
Manheim Twp. School Dist. FRN Mandatory Put Bonds (11/1/21), (Libor Index), Ser. A, 1.595%, 5/1/25	Aa2	1,000,000	1,002,350
Monroe Cnty., Hosp. Auth. Rev. Bonds, (Pocono Med. Ctr.), 5.00%, 7/1/41	A+	1,000,000	1,187,450
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev. Bonds, (Arcadia U.)
5.625%, 4/1/40	BBB	1,000,000	1,003,720
5.25%, 4/1/30	BBB	1,060,000	1,063,636
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds, (Germantown Academy), 4.00%, 10/1/22	BBB+	965,000	1,025,534
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 5.00%, 12/1/46	BBB	1,000,000	1,142,080
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/36	A-/F	1,500,000	1,790,520
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/28	A-/F	1,250,000	1,349,000
Nazareth Area School Dist. G.O. Bonds, Ser. E
5.00%, 11/15/39	AA	500,000	600,255
5.00%, 11/15/38	AA	700,000	842,065
Northampton Cnty., Gen. Purpose Auth. Rev. Bonds, (Moravian College), 5.00%, 7/1/31	BBB+	500,000	537,900
PA Rev. Bonds, (Philadelphia Biosolids Fac.), 6.25%, 1/1/32	Baa3	235,000	239,094
PA State COP, Ser. A, 5.00%, 7/1/37	A2	1,600,000	1,996,976
PA State Econ. Dev. Fin. Auth. Rev. Bonds
5.00%, 12/31/38	BBB	1,000,000	1,189,260
(PA Bridges Finco LP), 5.00%, 12/31/34	BBB	250,000	299,588
(Forum PL), 5.00%, 3/1/34 (Prerefunded 3/1/22)	A2	2,000,000	2,166,700
(UPMC Oblig. Group), Ser. A, 5.00%, 2/1/34	A1	1,000,000	1,162,830
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	500,000	546,260
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. FRN, (Waste Mgmt., Inc.), Ser. A, 2.625%, 11/1/21	A-	750,000	767,273
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds
(Procter & Gamble Paper), 5.375%, 3/1/31	AA-	1,155,000	1,560,059
(Republic Services, Inc.), Ser. B-1, 1.20%, 4/1/49	A-2	1,500,000	1,500,315
PA State Fin., Auth. Rev. Bonds, (Penn Hills), Ser. B, AMBAC, zero %, 12/1/27	AA-/P	1,000,000	850,560
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), Ser. A, 5.125%, 5/1/36	A	60,000	62,728
(Delaware Valley College of Science & Agriculture), Ser. LL1, 5.00%, 11/1/42	Ba1	500,000	518,230
(East Stroudsburg U.), 5.00%, 7/1/42	Baa3	700,000	706,685
(St. Joseph's U.), Ser. A, 5.00%, 11/1/40	A-	1,000,000	1,024,060
(Shippensburg U. Student Svcs.), 5.00%, 10/1/35 (Prerefunded 10/1/22)	AAA/P	250,000	276,533
(Temple U.), Ser. 1, 5.00%, 4/1/32	Aa3	500,000	539,530
(Thomas Jefferson U.), 5.00%, 3/1/32	A2	500,000	546,950
(Temple U.), Ser. 1, 5.00%, 4/1/31	Aa3	1,000,000	1,079,920
(Drexel U.), 4.00%, 5/1/34	A	2,000,000	2,283,520
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds, (East Stroudsburg), Ser. A, 5.00%, 7/1/35	Baa3	730,000	858,349
PA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 3.95%, 10/1/33	AA+	840,000	901,790
Ser. 15-117A, 3.95%, 10/1/30	AA+	240,000	258,694
PA State Tpk. Comm. Rev. Bonds
Ser. C, 5.00%, 12/1/44	A1	500,000	581,270
(Motor License Fund Enhanced Tpk.), Ser. A, 5.00%, 12/1/42 (Prerefunded 12/1/21)	A2	825,000	885,341
(Motor License Fund Enhanced Tpk.), Ser. A, U.S. Govt. Coll., 5.00%, 12/1/42 (Prerefunded 12/1/21)	AAA/P	175,000	187,959
Ser. B-1, 5.00%, 6/1/42	A3	675,000	816,669
Ser. A-1, 5.00%, 12/1/40	A1	2,500,000	2,966,350
Ser. 2nd, 5.00%, 12/1/37	A3	1,295,000	1,604,699
5.00%, 6/1/36	A3	2,000,000	2,411,360
5.00%, 12/1/23	A1	1,300,000	1,496,222
zero %, 12/1/37	A2	1,000,000	1,092,220
zero %, 12/1/34	A2	2,250,000	2,448,968
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
Ser. B, 5.00%, 12/1/26	A2	500,000	628,370
Ser. C, zero %, 12/1/38	Aa3	3,000,000	1,995,900
Philadelphia, G.O. Bonds
Ser. B, 5.00%, 2/1/39	A2	1,250,000	1,618,563
Ser. A, 5.00%, 8/1/37	A2	500,000	620,500
Philadelphia, Arpt. Rev. Bonds, Ser. D, 5.25%, 6/15/25	A2	1,500,000	1,517,790
Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Global Leadership Academy), 6.375%, 11/15/40	BB-	945,000	965,147
(Independence Charter School-West), 5.00%, 6/15/50	BB/P	1,375,000	1,477,025
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, (Cultural & Coml. Corridors Program), Ser. A, 5.00%, 12/1/31	A2	1,500,000	1,806,630
Philadelphia, Gas Wks. Rev. Bonds
Ser. 9th, 5.25%, 8/1/40	A	765,000	778,915
(1998 Gen. Ordinance), Ser. 15th, 5.00%, 8/1/42	A	1,000,000	1,214,050
5.00%, 8/1/33	A	1,645,000	1,956,793
Philadelphia, Hosp. & Higher Edl. Fac. Auth. VRDN, (Children's Hosp. of Philadelphia), Ser. B, 1.19%, 7/1/25	VMIG 1	1,725,000	1,725,000
Philadelphia, Indl. Dev. Auth. Rev. Bonds, (Alliance for Progress Charter School, Inc.), Ser. A, 5.00%, 6/15/49	BB-/P	500,000	541,355
Philadelphia, Redev. Auth. Rev. Bonds, (Transformation Initiative), 5.00%, 4/15/26	A2	1,000,000	1,083,150
Philadelphia, School Dist. G.O. Bonds
Ser. F, 5.00%, 9/1/36	A2	1,000,000	1,206,850
Ser. A, 5.00%, 9/1/34	A2	1,000,000	1,184,340
Ser. A, 5.00%, 9/1/33	A2	1,575,000	1,987,697
Ser. A, 5.00%, 9/1/32	A2	1,000,000	1,264,730
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 5.00%, 7/1/40	A1	1,500,000	1,725,675
Pittsburgh & Allegheny Cnty., Sports & Exhibition Auth. Rev. Bonds, (Pkg. Syst.)
5.00%, 12/15/37	A	1,000,000	1,219,730
5.00%, 12/15/35	A	625,000	774,275
5.00%, 12/15/33	A	1,000,000	1,243,280
Pittsburgh, G.O. Bonds
5.00%, 9/1/35	AA-	300,000	375,123
Ser. B, 5.00%, 9/1/25	AA-	1,250,000	1,375,825
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 9/1/34	AA	1,600,000	1,911,648
Reading, School Dist. G.O. Bonds, AGM, 5.00%, 3/1/38	AA	1,250,000	1,508,675
Scranton, School Dist. G.O. Bonds, Ser. E, BAM, 4.00%, 12/1/37	AA	1,925,000	2,223,510
South Central PA, Gen. Auth. Rev. Bonds, (WellSpan Health Oblig. Group), Ser. A, 5.00%, 6/1/44	Aa3	1,000,000	1,266,370
State College, Area School Dist. G.O. Bonds, 5.00%, 3/15/40	Aa1	750,000	881,378
State Pub. School Bldg. Auth. Rev. Bonds, (Harrisburg School Dist.), Ser. A, AGM, 5.00%, 12/1/33	AA	750,000	912,165
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/27	Baa3	350,000	383,264
West Shore Area Auth. Rev. Bonds, (Lifeways at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB-/F	500,000	559,060
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM, 5.00%, 8/15/27	AA	250,000	303,993
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	2,000,000	2,457,592

			149,763,186
South Carolina (0.6%)
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 1.559%, 10/1/31	Aa3	995,000	999,398

			999,398

Total municipal bonds and notes (cost $144,803,087)			$157,374,588

SHORT-TERM INVESTMENTS (1.6%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 1.74%(AFF)	Shares	2,475,295	$2,475,295
U.S. Treasury Bills 1.548%, 7/16/20		$38,000	$37,833

Total short-term investments (cost $2,513,076)			$2,513,128
TOTAL INVESTMENTS

Total investments (cost $147,316,163)			$159,887,716

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$3,240,000	$156,194	(E)	$—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	$(156,194)
	6,000,000	136,380	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	136,380
	5,935,000	128,131	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	128,131
	1,750,000	157,511	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(157,511)

	Upfront premium received			—		Unrealized appreciation		264,511

	Upfront premium (paid)			—		Unrealized (depreciation)		(313,705)

	Total			$—			Total	$(49,194)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,220,000	$13,752	$—	4/16/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$13,752
Citibank, N.A.
485,000	24,007	—	6/4/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	24,007
242,000	12,389	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	12,389
Morgan Stanley & Co. International PLC
1,220,000	13,588	—	4/21/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	13,588
300,000	14,760	—	5/21/20	—	1.85% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	14,760
300,000	15,358	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	15,358

Upfront premium received		—	Unrealized appreciation			93,854

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$93,854

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $158,709,538.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/29/20
	Short-term investments
	Putnam Short Term Investment Fund*	$—	$11,132,015	$8,656,720	$13,391	$2,475,295

	Total Short-term investments	$—	$11,132,015	$8,656,720	$13,391	$2,475,295
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,140,597 to cover certain derivative contracts and the settlement of certain securities.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.15%, 1.52% and 1.46%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	20.9%
	Local debt	20.2
	Education	16.6
	Transportation	13.0
	Utilities	11.0
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $12,798 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$157,374,588	$—
Short-term investments	2,475,295	37,833	—

Totals by level	$2,475,295	$157,412,421	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(49,194)	$—
Total return swap contracts	—	93,854	—

Totals by level	$—	$44,660	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC interest rate swap contracts (notional)	$10,200,000
OTC total return swap contracts (notional)	$1,700,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com